Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Baldwin & Lyons, Inc. (the "Company") on Form 10-Q for the quarterly period ending March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, W. Randall Birchfield, President, Chief Executive Officer & Chief Operating Officer, and William C. Vens, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 9, 2018

/s/ W. Randall Birchfield
W. Randall Birchfield,
President, Chief Executive Officer &
Chief Operating Officer

/s/ William C. Vens
William C. Vens,
Chief Financial Officer